AEA Valuebuilder Variable Annuity NEA Valuebuilder Variable Annuity NEA Valuebuilder Retirement Income Director Variable Annuity Security Benefit Advisor Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated July 1, 2013,
To the Current Prospectus

Effective July 12, 2013, the Invesco Dynamics fund will merge into the Invesco Mid Cap Growth fund. The Company will no longer make available the Invesco Dynamics fund as an investment option under the Contract.

The section of the Prospectus entitled “Objectives for Underlying Funds – Invesco Dynamics” is deleted in its entirety.

Please Retain This Supplement For Future Reference